Interest Expense (Income)	12 Months Ended
Dec. 31, 2016
Interest Revenue (Expense), Net [Abstract]
Interest Expense (Income)

18. Interest Expense (Income)

The components of net interest expense are as follows (in thousands):

	Year Ended December 31,
	2016	2015	2014
Interest expense	$181,179	$177,543	$174,142
Interest income	(11,935)	(4,012)	(4,886)

Interest expense, net	$169,244	$173,531	$169,256

Interest paid was $183.4 million in 2016 ($180.0 million in 2015 and $180.5 million in 2014).